ING Funds Trust

ING Classic Money Market Fund

Class A, Class B and Class C Prospectus

dated July 31, 2008

ING Institutional Prime Money Market Fund

Institutional Class Prospectus and Institutional Service Class Prospectus

dated July 31, 2008

ING Investors Trust

ING Liquid Assets Portfolio Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

dated April 28, 2008

ING Series Fund, Inc.

ING Money Market Fund

Class A, Class B and Class C Prospectus, Class I Prospectus

and Class O Prospectus dated July 31, 2008

Brokerage Cash Reserves

Prospectus dated July 31, 2008

ING VP Money Market Portfolio

Class I Prospectus and Class S Prospectus

Dated April 28, 2008

Supplement dated February 18, 2009

ING Funds Distributor, LLC (“IFD”), Directed Services LLC (“DSL”) and ING Investments, LLC (“ING Investments”) have voluntarily agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to enhance a Fund’s/Portfolio’s yield.  When distribution fees are reduced, dealer compensation may be reduced to the same extent.  Any fees waived or expenses reimbursed are subject to possible recoupment by IFD, DSL or ING Investments, as applicable, within three years.  This voluntary expense waiver or reimbursement may be discontinued at any time.  Please note that the voluntary waivers or reimbursements are in addition to existing contractual expense limitations, if any.

Please retain this Supplement with your prospectus for future reference.